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                                                                   EXHIBIT 10.25


                   FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

        This First Amendment to Asset Purchase Agreement, dated as of September 9, 2002 (this "Amendment"), is by and between Jefferson Smurfit Corporation (U.S.), a Delaware corporation ("Seller"), and Caraustar Industries, Inc., a North Carolina corporation ("Purchaser").

                                    RECITALS

        A. Seller and Purchaser are parties to an Asset Purchase Agreement, dated as of July 22, 2002 (the "Asset Purchase Agreement").

        B. Seller and Purchaser desire to amend the Asset Purchase Agreement in certain respects, as set forth herein.

                             STATEMENT OF AGREEMENT

        Now, Therefore, in consideration of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

        1. Section 4.01 of the Asset Purchase Agreement is hereby amended and restated as follows:

                      4.01 Closing. The term "Closing" as used herein shall
               refer to the actual conveyance, transfer, assignment and delivery of the Purchased Assets to Purchaser (or its assignees, as permitted by this Agreement) in exchange for the Closing Payment to the Seller pursuant to Section 3.03(a) of this Agreement. The Closing shall take place at such place as may be agreed upon by Seller and Purchaser at 10:00 a.m. local time on September 30, 2002 ("Closing Date"), provided that if all of the conditions precedent set forth in Articles X and XI of this Agreement shall not have been satisfied or waived by the appropriate party on or before such date, then the Closing Date shall be the fifth business day following the date upon which all such conditions precedent are so satisfied or waived by the appropriate party hereto, subject to Article XII of this Agreement, or at such other place and time or on such other date as is mutually agreed to by Seller and Purchaser.

        2. Section 12.01(c) of the Asset Purchase Agreement is hereby amended by deleting the reference to "September 15, 2002" and substituting "October 15, 2002" therefor.

        3. Except as expressly amended in this Amendment, the Asset Purchase Agreement remains unmodified and is hereby reaffirmed by each of Seller and Purchaser and remains in full force and effect. The validity, interpretation and effect of this Agreement shall be governed exclusively by the laws of the State of North Carolina, excluding the "conflict of laws" rules thereof. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

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        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                       JEFFERSON SMURFIT CORPORATION (U.S.)


                                       By:    /s/ Thomas A. Pagano
                                              _________________________________
                                       Name:  Thomas A. Pagano
                                              _________________________________
                                       Title: V.P. Corporate Planning
                                              _________________________________



                                       CARAUSTAR INDUSTRIES, INC.


                                       By:    /s/ H. Lee Thrash, III
                                              _________________________________
                                       Name:  H. Lee Thrash, III
                                              _________________________________
                                       Title: Vice President Planning &
                                              Development and Chief Financial
                                              Officer
                                              _________________________________